9. FEDERAL INCOME TAX (Details 1) - USD ($)	Mar. 31, 2018	Mar. 31, 2017
Federal Income Tax Details 1Abstract
Net operating loss carryforwards	$ 637,000	$ 570,000
Deferred tax benefit	408,000	350,000
Total deferred tax asset	1,045,000	920,000
Valuation allowance	(1,045,000)	(920,000)
Total	$ 0	$ 0